UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2017

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification No.
DTE Energy Company (a Michigan corporation)
1-11607	One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On February 3, 2017, The Federal Energy Regulatory Commission (FERC) did not issue a Certificate of Public Convenience and Necessity for the NEXUS Gas Transmission project (NEXUS), a joint venture between DTE Energy Company (DTE Energy) and Spectra Energy, before it lost its quorum. DTE Energy is confident in achieving its earnings targets, and reaffirms its 2017 operating earnings guidance of $5.15-$5.46 per share and long term earnings per share growth target of 5% - 7%.

In this filing, DTE Energy discusses 2017 operating earnings guidance. It is likely that certain items that impact the company’s 2017 reported results will be excluded from operating results. Reconciliations to the comparable 2017 reported earnings guidance are not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

In accordance with General Instruction B.2 of Form 8-K, the information in item 7.01 in this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 8.01.	Other Events.

On February 3, 2017, FERC lost a quorum as a result of Commissioner Norman Bay’s resignation. It is disappointing that under time constraints the FERC did not issue a Certificate of Public Convenience and Necessity for NEXUS, a joint venture between DTE Energy and Spectra Energy.

DTE Energy is fully confident that FERC will issue NEXUS its certificate once it has a quorum. This project will bring low-cost, clean-burning natural gas to Michigan and Ohio, new jobs and economic development, and a path to a lower carbon future in the Midwest region.

DTE Energy and Spectra Energy remain committed to a 4th quarter 2017 in-service date.

Forward-Looking Statements:

This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” section in DTE Energy’s 2015 Form 10-K and 2016 Forms 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy that discuss important factors that could cause DTE Energy’s actual results to differ materially. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2017

DTE ENERGY COMPANY (Registrant)

/s/ Peter B. Oleksiak Peter B. Oleksiak Senior Vice President and Chief Financial Officer